October 14, 1996
              GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                        SUPPLEMENT TO PROSPECTUS
                         DATED NOVEMBER 8, 1996
        THE FOLLOWING REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."
        The DDA number for payment transmitted by wire to The Bank of New
York for purchase of Class A or Class B shares of the Fund in your name is as follows:
                            DDA# 8900052163
The wire must indicate which Class of shares is being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Fund Shares" in the Fund's Prospectus.
                                                                    573s101496